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                                                                    EXHIBIT 23.1

                       [LETTERHEAD OF DELOITTE & TOUCHE]

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Willis Group Holdings Limited on Form 462(b) of our report dated February 5, 2000, which appears in Registration Statement No. 333-87662 of Willis Group Holdings Limited on Form F-1 dated May 15, 2002.

/s/ Deloitte & Touche
Deloitte & Touche

London, England
May 15, 2002